UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2001

AVERT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-23952

Colorado                                                                                                                                    84-1028716
(State or other jurisdiction of                                                                                                 (I.R.S. Employer Identification No.)
incorporation or organization)

301 Remington, Fort Collins, Colorado        80524
(Address of principal executive offices)     Zip Code

     Registrant's telephone number, including area code: 970-484-7722

No Change
(Former name of former address, if changed since last report)

Item 5. Other Events.

a)   Avert, Inc. Announced 1st Quarter 2001 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                             AVERT, INC.

Date         May 22, 2001                              By: /s/ Dean A. Suposs
                                                                            Dean A. Suposs, President

EXHIBIT INDEX

Exhibit No.                        Exhibit Description                                         Page

              99                         Press Release, dated                                         5
                                              May 15, 2001